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                                                                    Exhibit 99.9


                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Agreement") is dated as of September 26, 1996, by and among MARATHON U.S. REALTIES, INC., a Delaware corporation ("MUSRI"), FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio business trust ("First Union"), SOUTHWEST SHOPPING CENTERS CO. I, L.L.C., a Delaware limited liability company ("Southwest") and FIRST AMERICAN TITLE INSURANCE COMPANY ("First American").

                                    RECITALS:

         WHEREAS, MUSRI and First Union have entered into that certain Purchase and Sale Agreement dated as of June 12, 1996, as amended by that certain Amendment to Purchase and Sale Agreement dated as of August 12, 1996, as amended from time to time (said Purchase and Sale Agreement as amended is hereinafter referred to as the "Purchase Agreement");

         WHEREAS, the consent of TIAA (as defined in the Purchase Agreement) has not yet been obtained by MUSRI in accordance with the terms of the Purchase Agreement;

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Mall Assets (as defined in the Purchase Agreement) with respect to Pecanland Mall (as defined in the Purchase Agreement) are to be excluded from the Property to be transferred under the terms of the Purchase Agreement; and

         WHEREAS, the parties have agreed to escrow all documents and the allocated portion of the Purchase Price (as defined in the Purchase Agreement) pursuant to the terms of this Agreement, pending receipt of the TIAA consent.

         NOW, THEREFORE, in consideration of the terms and conditions contained in the Purchase Agreement and this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The fully executed documents transferring the Mall Assets with respect to Pecanland Mall, as set forth on Schedule 1, shall be deposited in escrow with First American. MUSRI, First Union and Southwest acknowledge that they have approved the title commitment and pro forma attached hereto as
Schedule 3 and all other required deliveries and matters set forth in the Purchase Agreement with respect to Pecanland Mall. MUSRI shall arrange from time to time for an extension of the title commitment so that it shall not lapse prior to the first to occur of the expiration or termination of this Agreement or the Disbursement Date.

         2. The net amount of the allocated portion of the Purchase Price with respect to Pecanland Mall in the amount of $4,188,193.20, in accordance with the terms of the Closing Statement attached hereto as Schedule 2 (the "Net Purchase Price"), shall be deposited in escrow with First American. The Net Purchase Price shall be invested by First American in 7-day U.S. Treasury Bills, or as otherwise directed by MUSRI and First Union, and all interest accrued shall be paid to MUSRI in the event that the deposits are disbursed in accordance with Paragraph 4 of this Agreement, or shall be paid to First Union in the event that the deposits are disbursed in accordance
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with Paragraph 6 of this Agreement. Notwithstanding the foregoing sentence, the provisions of Section 7.4(b) of the Purchase Agreement shall continue to be applicable to Pecanland Mall.

         3. Upon receipt by First American of a consent, assumption and release document from TIAA (the "Consent") acceptable to MUSRI and First Union, pursuant to which (a) TIAA consents to the transfer of the Mall Assets with respect to Pecanland Mall, (b) Southwest assumes the obligations under the terms of the Pecanland Loan (as defined in the Purchase Agreement), (c) TIAA releases MUSRI under the terms of the Pecanland Loan, and (d) provided that there shall be no change in the status of title to Pecanland Mall from that reflected in the title commitment and pro forma attached hereto as Schedule 3 that has not been approved in advance by First Union or been caused by any action of First Union or Southwest, MUSRI and Southwest shall deliver to First American written notice of their approval of the Consent (the "Consent Approval"). Any fees, expenses, title charges or other consideration required by TIAA shall be paid by MUSRI. Notwithstanding the foregoing, the Consent shall be deemed acceptable to MUSRI if it provides for a release of MUSRI with respect to obligations under the loan documents evidencing the Pecanland Loan prior to the date of execution thereof by TIAA and Southwest delivers to MUSRI on or before execution thereof by TIAA, an indemnification agreement reasonably acceptable to MUSRI indemnifying MUSRI against obligations under the loan documents evidencing the Pecanland Loan subsequent to the date of execution of the Consent by TIAA.

         4. Upon receipt of the Consent Approval, First American is hereby authorized and directed to record those documents noted on Schedule 1 as documents for recording, to deliver two (2) execution copies of the remaining documents noted on Schedule 1 to First Union, with two (2) execution copies thereof to MUSRI and to disburse the Net Purchase Price less the disbursements set out on Schedule 2 to MUSRI. The date upon which such disbursement occurs is hereinafter referred to as the "Disbursement Date."

         5. MUSRI, First Union and Southwest agree that notwithstanding the date of recording of the deed conveying Pecanland Mall, the proration date and Cutoff Date (as defined in the Purchase Agreement) with respect to Pecanland Mall shall be the date of this Agreement.

         6. In the event that the Consent has not been obtained within six (6) months after the date of this Agreement, subject to the extension rights set forth below, this Agreement shall terminate without any notice to any party and thereupon the Act of Sale with respect to Pecanland Mall shall be returned to MUSRI, the fully executed documents transferring the Mall Assets with respect to Pecanland Mall, as set forth on Schedule 1, shall be destroyed by First American and the Net Purchase Price shall be returned to First Union. Notwithstanding the foregoing, at the expiration of the foregoing six (6) month period, First Union shall have the right, exercisable by written notice to MUSRI, to extend this Agreement for an additional period of six (6) months, and thereafter at the expiration of said foregoing six (6) month extension First Union shall have the right, exercisable by written notice to MUSRI, to extend this Agreement for a second additional period of six (6) months. In addition, the parties may, by written notice to First American, further extend the term of this Agreement for such additional period as the parties agree. Further notwithstanding anything to the contrary contained in this Agreement, in the event that MUSRI at any time receives a notice of default from TIAA, which notice relates to any alleged default relating to the transactions

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contemplated by this Agreement, this Agreement shall terminate on or before the earlier to occur of (a) the expiration date of the cure period set forth in any such notice or (b) any applicable notice and cure period under the documents evidencing the Pecanland Loan. The termination of this Agreement as provided in this Paragraph 6 shall not affect the rights and obligations of MUSRI, First Union and Southwest under the Purchase Agreement, including, without limitation, under Paragraph 3.3 thereof. Notwithstanding the foregoing, First Union may by written notice to MUSRI, given not less than thirty (30) days prior to the effective date of the termination, terminate this Agreement, including its management rights and obligations, and to terminate the provisions of Section
3.3 of the Purchase Agreement if First Union determines that it is not fruitful to continue pursuing the consent of TIAA to a Consent acceptable to First Union.

         7. From the date of this Agreement until the Disbursement Date, Pecanland Mall shall be managed by First Union Management, Inc. ("FUMI") in accordance with the terms of this Paragraph 7, and in accordance with the terms of the documents evidencing the Pecanland Loan, and in accordance with property management standards applicable to similar properties in similar metropolitan areas. In addition, in the event that the Consent has not been obtained within fourteen (14) days after the date of this Agreement, the parties shall negotiate in good faith the terms and conditions of a management and leasing agreement, which terms and conditions shall include the management and leasing fee arrangement set forth in this Paragraph 7, and authority for FUMI to execute leases upon the same approval procedures as were applicable to MUSRI under
Section 8.2 of the Purchase Agreement. All revenue collected by FUMI or Southwest during the term of this Agreement with respect to Pecanland Mall, as determined in accordance with generally accepted accounting principles consistently applied (the "Revenue") from the date of this Agreement until the Disbursement Date shall be paid at the direction of FUMI for the benefit of Southwest. During the term of this Agreement all expenses with respect to Pecanland Mall, including, without limitation, the debt service under the Pecanland Loan (collectively hereinafter referred to as the "Expenses"), shall be paid by FUMI from the Revenue. Within fifteen (15) days after the end of each month during the term of this Agreement, FUMI shall provide written statements to MUSRI setting forth the Revenue and Expenses for the prior month. In the event that this Agreement is terminated as set forth in Paragraph 6 of this Agreement, the Revenue less the Expenses, and net of the Management Fee (as hereinafter defined) shall be paid by FUMI to MUSRI within five (5) business days after such termination. As used herein, the term "Management Fee" shall mean a fee paid to FUMI for FUMI's services in connection with management and leasing of the Pecanland Mall equal to 4% per month of gross revenues and leasing fees payable at $3.00 per square foot on new leases and $1.00 per square foot for renewal leases, prorated on a per diem basis from the date of this Agreement until the Disbursement Date.

         8. In the event conflicting demands for disbursement of the escrow deposits are made, or conflicting notices are served on First American, and such conflicting demands or notices remain unresolved for fourteen (14) days after First American has received such conflicting demands or notices and notified the parties hereto thereof, the parties hereto expressly agree and consent that First American may at any time thereafter notify all parties, in the manner required under Paragraph 10 hereof, that First American intends to file an interpleader action in the United States District Court, Northern District of Texas (the "Court"). First American shall then promptly file the interpleader action and deposit the escrow deposits made under Paragraphs 1 and 2 with the Court.

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MUSRI and First Union jointly and severally agreed to pay the costs, including reasonable attorneys' fees, that First American may expend or incur in such interpleader suit or any other litigation in connection with this Agreement, the among of such costs to be fixed and judgment therefor to be rendered by the Court in such suit. Upon the filing of an interpleader action and deposit of all deposits made under the terms of this Agreement with the Court, First American shall be fully released and discharged from all obligations imposed on it under this Agreement.

         9. The duties and obligations of First American hereunder shall be determined solely by the express provisions of this Agreement. First American shall be entitled to rely and shall be protected in acting in reliance upon any instructions or directions furnished to it in writing by MUSRI, Southwest or First Union or pursuant to any provisions of this Agreement. First American may resign by giving not less than thirty (30) days' written notice to MUSRI, Southwest and First Union of its intention to do so; provided, however, that First American shall continue to serve until MUSRI, Southwest and First Union shall have appointed a successor escrow agent. Similarly, First American may be removed and replaced following the giving of not less than five (5) days prior written notice to First American by MUSRI, Southwest and First Union.

         10. Any notice, request, demand, instruction or other document to be given or served hereunder shall be in writing and shall be deemed to be delivered (a) upon personal delivery to and receipt by the person to whom delivered (including without limitation delivery to and/or receipt by telecopy), or (b) four (4) days after deposit in United States registered or certified mail, return receipt requested, or (c) one (1) business day after deposit with a nationally recognized overnight express courier for next day delivery, in each case, addressed to the parties at their respective addresses or telecopy numbers (as applicable) set forth below:

                        If to MUSRI:

                        Marathon Realty Company Limited
                        200 Wellington Street West
                        Suite 400
                        Toronto, Ontario M5V 3C7
                        Canada
                        Attention: John E. Beales
                        Telecopy: (416)348-1902

                        With a copy to:

                        Neal, Gerber & Eisenberg
                        Two N. LaSalle Street
                        21st Floor
                        Chicago, Illinois 60602
                        Attention: Reuben C. Warshawsky
                        Telecopy: (312)269-1747


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                        If to First Union or Southwest:

                        First Union Real Estate and Mortgage Investments 55 Public Square, Suite 1900
                        Cleveland, Ohio 44113
                        Attention: Paul F. Levin
                        Telecopy: (216)781-7364

                        With a copy to:

                        Thompson Hine & Flory P.L.L.
                        3900 Society Center
                        127 Public Square
                        Cleveland, Ohio 44114-1216
                        Attention: Linda A. Striefsky
                        Telecopy: (216)566-5800

                        If to First American:

                        First American Title Insurance Company
                        3030 LBJ Freeway
                        Suite 150
                        Dallas, Texas 75234
                        Attention: James B. Shackelford
                        Telecopy: (972)241-7112

         11. Whenever any period of time is specified herein for the taking of any action or the giving of any notice, the period shall be computed by excluding the day upon which the period is specified to commence and including the last day of the period specified. If the last day of the period falls on a Saturday, Sunday or federal holiday, the period shall be extended to include the first subsequent day thereafter that is not a Saturday, Sunday or federal holiday.

         12. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         13. None of the parties hereto may make any assignment of this Agreement or any interest therein without the prior written consent of the other parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and/or assigns.

         14. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any third party any rights or remedies under or by reason of this Agreement. This Agreement may not be amended or terminated orally but only by an instrument in writing duly executed by the parties hereto.

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         15. First American shall not be responsible for any loss of principal or interest due to changes in the market for any securities purchase pursuant to the terms hereof; for any penalties or loss caused by purchase or sales delays or the making or redeeming of investments; or for any loss or impairment of funds while the funds are in the course of collection or while those funds are on deposit in a financial institution, if such loss or impairment results from failure, insolvency or suspension of a financial institution.

         16. Notwithstanding anything contained herein to the contrary, this Agreement is made and executed on behalf of First Union, a business trust organized under the laws of the State of Ohio, by its officer(s) on behalf of the trustees thereof, and none of the trustees or any additional or successor trustee hereafter appointed, or any beneficiary, officer, employee or agent of First Union shall have any liability in his personal or individual capacity, but instead, all parties shall look solely to the property and assets of First Union for satisfaction of any losses, claims or damages of any nature in connection with this Agreement.

         17. This Agreement has been made pursuant to and shall be governed by the laws of the State of Texas.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.


MARATHON U.S. REALTIES, INC.,
a Delaware corporation



By:/s/ John E. Beales
   --------------------
    John E. Beales
    Vice-President


FIRST UNION REAL ESTATE EQUITY AND
MORTGAGE INVESTMENTS,


By:/s/ James C. Mastandrea
   ------------------------------------
    Name:
         ------------------------------
    Title: Chairman, President
           Chief Executive Officer and
           Chief Financial Officer
          -----------------------------

SOUTHWEST SHOPPING CENTERS CO. I, L.L.C., a Delaware limited liability company

By:  FIRST UNION SOUTHWEST L.L.C.,
     a Delaware limited liability company,
     its manager

     By:  FIRST SOUTHWEST I, INC.,
          a Delaware corporation,
          its manager

          By:/s/ James C. Mastandrea
             ------------------------------
              James C. Mastandrea
              President and Chief Executive
              Officer

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
   -------------------------------
    Name:
         -------------------------
    Title:
          ------------------------


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